Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

The Company does not have a formal policy relating to the timing of awards of options in relation to the disclosure of material nonpublic information (“MNPI”). However, in practice the Company does not grant new awards of stock options, stock appreciation rights, or similar option-like instruments in anticipation of the release of MNPI or time the release of MNPI for the purpose of affecting the value of executive compensation. Accordingly, the Company has no specific policy or practice on the timing of such equity awards in relation to the disclosure of MNPI by the Company. In the event the Company determines to grant new awards of stock options, stock appreciation rights, or similar option-like instruments, the Board will evaluate the appropriate steps to take in relation to the foregoing.

MNPI Disclosure Timed for Compensation Value	false